Exhibit 10.6

No.

IFSC/60/448/FX/17

# BELIZE

# LICENCE

## International Financial Services Commission

**AGM GROUP LTD.**

(Name of Applicant)

Of **NO. 5 CORK STREET, BELIZE CITY, BELIZE, C. A.,**

(Address)

**is hereby granted a LICENCE by the International Financial Services Commission**

**for**

**Trading in foreign exchange**

(state the type of service covered by this licence)

**subject to the conditions annexed hereto**

**Valid from** 1st January, 2017 **to** 31st December, 2017

**Date issued** 5th December, 2016

This Licence is issued under the International Financial Services Commission (Licensing) Regulations (S.I. 67 of 2007). Not transferable.

International Financial Services Commission

ANNEX TO THE LICENCE

Granted to

AGM GROUP LTD.

(“The Licensee”)

(License No. IFSC/60/448/FX/1 7)

TRADING IN FOREIGN EXCHANGE LICENCE

This Licence is issued subject to the following conditions:-

1.	The Licensee shall at all times comply with the provisions of the International Financial Services Commission Act and the Regulations made thereunder, as amended from time to time.

2.	The Licensee shall not transact any trading (securities, foreign exchange, derivatives or otherwise) with any person or entity who is a resident of Belize unless such person or entity:

i)	is a bank licensed under the Domestic Banks and. Financial Institutions Act (No. 11 of 2012) or the International Banking Act (CAP, 267); or

ii)	is the Government of Belize or a public statutory corporation wholly owned by the Government of Belize.

3.	The Licensee shall conduct its business in a currency other than the currency of Belize.

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4.	The Licensee must provide all of its customers with monthly statements with the following specified information:

i)	the amount due to such customers; and

ii)	the fact that such funds are payable on demand of the customer.

5.	The Licensee must hold in cash or qualified authorized securities as prescribed by the International Financial Services Commission (IFSC), either solely or in common, customer credit items in excess of customer debit items. In addition, the Licensee is required to:

i)	segregate customer funds;

ii)	maintain physical possession or control of fully paid and excess margin securities carried for customers.

6.	The Licensee shall not encourage excessive trading in a customer’s account for the purpose of increasing the Licensee’s or stockbroker’s or broker’s commission or other revenue generated by such trading.

7.	The Licensee is prohibited from executing any transaction or from making improper use of a customer’s securities or funds, including but not limited to, cases of theft or borrowing, lending or pledging without the customer’s prior written authorization.

8.	The Licensee is required to fully disclose to customers the charges for services performed by registered firms in connection with securities transactions and shall not be discriminatory between customers.

9	The Licensee shall report to the IFSC not later than five business days after the event whenever the Licensee or any of its employees:

i)	is the subject of any written customer complaint involving allegations of forgery, fraud, theft or misappropriation of funds or securities, together with the action taken to address the complaint;

ii)	is named a defendant or respondent in any criminal or regulatory proceeding or any civil proceeding exceeding US$25,000, whether in Belize or abroad.

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10.	Before effecting a margin trade on behalf of any customer, the Licensee must:

i)	be in possession of a Margin Agreement signed by the benefiting customer;

ii)	obtain from the customer a minimum margin deposit of US$500.

11.	The Licensee’s foreign exchange trading is limited to over-the-counter markets and organized exchanges and the Licensee is prohibited from conducting foreign exchange transactions in the cash/parallel market.

12.	(1)	The Licensee must give priority to customer’s orders and shall transmit instructions in order of receipt.

(2)	The Licensee shall promptly address any complaints from its customers and do everything possible to satisfy them so as to avoid any damage to the reputation of Belize as a well-regulated jurisdiction.

(3)	The Licensee shall report to the IFSC on a monthly basis the action taken to address the complaint from its customers;

13.	(1)	The Licensee shall file by fax or other electronic means by the tenth of each month (or at such other times as may be specified by the IFSC) the calculations and evidence of the Licensee’s:-

i)	paid-up and unimpaired capital, compliance with margin requirements as of the last business day of the previous month and an income statement for the previous month;

ii)	the number, volume, and value of all trades executed and such other information as the IFSC deems necessary; and

iii)	any other information required by the IFSC.

(2)	The report should not be more than 5 pages and need not contain details of individual transactions.

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14.	In the event of insolvency, whether deemed insolvent in Belize, or any other jurisdiction, the Licensee is prohibited from effecting securities or derivatives transactions and must provide immediate notice to the IFSC. For this purpose, insolvency is defined by:-

i)	the placement in a voluntary or involuntary bankruptcy or similar proceeding; or

ii)	the appointment of a trustee, receiver, or similar official; or

iii)	a general assignment by the Licensee for the benefit of its creditors; or

iv)	an admission of insolvency; or

v)	the protracted inability to make computations necessary to establish compliance with IFSC’s net capital licensing requirement.

15.	The Licensee shall not, without the written approval of the IFSC:-

i)	enter into a merger, amalgamation or consolidation;

ii)	transfer the whole or any substantial parts of its assets or liabilities;

iii)	change its name, address, from that set out in its license;

iv)	alter its Memorandum or Articles of Association;

v)	accept or keep a resident of Belize as a customer for any of its trading services.

16.	The IFSC reserves the right to approve changes in the original shareholdings, directorate or management of the Licensee.

17.	The Licensee will be required to meet with the IFSC at least once a year to review the Licensee’s performance in the preceding year and prospects for the ensuing year.

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18.	The services offered by the Licensee shall be consistent with products offered by licensed brokers for trading in financial and commodity based derivatives.

19.	The Licensee is prohibited from conducting any banking business such as receiving money from the public through the acceptance of deposits on current account, deposit account or other similar accounts which may be withdrawn on demand by cheque, draft, order or notice by customers and using that money to make advances, loans, extensions of credit, guarantees and investments.

20.	The Licensee shall pay special attention to cash deposits (including bearer monetary instruments) in excess of US$10,000.00 (or its equivalent in any currency) and ensure that such deposits are not the proceeds of money laundering or any other financial crime.

21.	The Licensee shall not offer or transact any trading with a resident of a country whose laws require a local licence for this purpose, without obtaining such a licence.

22.	The Licensee’s investment in equity of a single issuer, including any affiliate, shall not exceed 25 percent of its fully paid-up and unimpaired capital.

23.	The Licensee shall not establish a branch, subsidiary or representative office without the prior approval of the 1FSC.

24.	The Licensee shall submit to the IFSC as soon as possible a manual of operating procedures, including liquidity and money laundering prevention controls.

25.	The Licensee shall not issue any bearer shares.

26.	(a) The Licensee shall at all times keep deposited with a bank or other licensed financial institution in Belize the minimum paid up and unimpaired capital of US$500,000.00.

(b) The Licensee, at the commencement of the International Financial Services Commission (Licensing) (Amendment) Regulations, S.I. No. 10 of 2016 has a transition period of two (2) years in order to comply with paragraph (a).

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27.	The Licensee shall immediately notify the IFSC of any changes in the information previously supplied by the Licensee.

28.	The Licensee shall not change its name or corporate or management structure without the prior written permission of the IFSC.

29.	The Licensee shall not use any other trade name without the prior written approval of the IFSC.

30.	A breach of or non-compliance with any of the above conditions may result in the revocation of the Licence.

DATED this 5th day of December, 2016.

/s/ NERI J. MATUS
NERI J. MATUS (MRS) (Director General)
International Financial Services Commission

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